SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 12, 2005 (August 12, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-31227

(Commission File No.)

52-2337274

(IRS Employer Identification No.)

Delaware

(State or Other Jurisdiction of Incorporation)

1015 31st Street N.W.

Washington, DC 20007

(Address of Principal Executive Offices)

(202) 295-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

On August 12, 2005, Cogent Communications Group, Inc. issued a press release announcing certain financial and operating results for the second quarter of 2005.  The press release and financial tables include non-GAAP financial information.  The press release includes a discussion of management’s reasons for using EBITDA and why investors might find its disclosure useful.  EBITDA is reconciled to cash flows used in operating activities (a GAAP measure) in the financial tables accompanying in the press release.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

This amendment on Form 8-K/A corrects a typographical error in the Summary of Financial and Operational Results.  The Q2 2005 Network Operations Expense has been changed from $21,319 to $21,399 and the associated percentage change from -7.1% to -6.7%.

Item 9.01  Exhibits

(c)   Exhibits:

Exhibit Number	Description
99.1	Earnings Release dated August 12, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                    COGENT COMMUNICATIONS GROUP, INC.

Date: August 12, 2005	By:	/s/ David Schaeffer
David Schaeffer
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Earnings Release dated August 12, 2005.